SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

For the quarter ended September 30, 2002:

STERIS Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-20165 (Commission File Number)	34-1482024 (IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio (Address of Principal Executive Offices)	44060-1834 (Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure.

On November 12, 2002, in connection with the filing of the Form 10-Q of STERIS Corporation (the “Company”) for the quarter ended September 30, 2002 (the “Report”), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERIS CORPORATION

By:	/s/ LAURIE BRLAS
Name: Laurie Brlas Title: Senior Vice President and Chief Financial Officer

Date: November 12, 2002

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